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                                                                    EXHIBIT 23.2

                             ACCOUNTANT'S CONSENT

The Board of Directors
Sunrise Medical Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



KPMG PEAT MARWICK LLP
Los Angeles, California
October 18, 1996